Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

United States                                       41-0257700
(State of Incorporation)                            (I.R.S. Employer
                                                    Identification No.)
U.S. Bank Trust Center
180 East Fifth Street
St. Paul, Minnesota                                 55101
(Address of Principal Executive Offices)            (Zip Code)


                             First Industrial, L.P.
             (Exact name of Registrant as specified in its charter)


Delaware                                             36-3924586
(State of Incorporation)                             (I.R.S. Employer
                                                     Identification No.)

311 South Wacker Drive
Suite 4000
Chicago, Illinois                                    60606
(Address of Principal Executive Offices)             (Zip Code)


                          7.375% Senior Notes due 2011
                       (Title of the Indenture Securities)

                                     GENERAL

3.1.1 GENERAL INFORMATION Furnish the following information as to the Trustee.

3.1.1.1 Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

3.1.1.2  Whether it is authorized to exercise corporate trust powers.

                           Yes

3.1.2 AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

         See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.   Copy of Articles of Association.(1)

     2.   Copy of Certificate of Authority to Commence Business.(*)

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).(*)

     4.   Copy of existing By-Laws.(*)

     5.   Copy of each Indenture referred to in Item 4. N/A.

     6.   The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

----------

(1)  Incorporated by reference to Registration Number 22-27000.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 12th day of June, 2001.

                                      U.S. BANK TRUST NATIONAL
                                               ASSOCIATION


                                      /s/ Lori-Anne Rosenberg
                                      ---------------------------
                                      Lori-Anne Rosenberg
                                      Assistant Vice President

/s/ Julie Eddington
Julie Eddington
Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  June 12, 2001

                                       U.S. BANK TRUST NATIONAL
                                                ASSOCIATION


                                       /s/ Lori-Anne Rosenberg
                                       ----------------------------
                                       Lori-Anne Rosenberg
                                       Assistant Vice President

RI-1.a.1                   RIAD4011 RE Loans                                                         0
RI-1.a.2                   RIAD4012 Coml/Indl Loans                                                  0
RI-1.a.3.a                 RIADB485 Credit Card Loans                                                0
RI-1.a.3.b                 RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)                            0
RI-1.a.4                   RIAD4056 Loans to Foreign Govts                                           0
RI-1.a.5                   RIAD4058 All Other Loans                                                  0
RI-1.a.6                   RIAD4010 Total Interest & Fee Inc                                         0
RI-1.b                     RIAD4065 Inc from Lease Financing Recv                                    0
RI-1.c                     RIAD4115 Interest on Balances Due                                         0
RI-1.d.1                   RIADB488 U.S. Treas Securities/US Gvt Agncy Ob                            4
RI-1.d.2                   RIADB489 Mortgage-backed securities                                       0
RI-1.d.3                   RIAD4060 All Other Securities                                             0
RI-1.e                     RIAD4069 Interest on Trading Assets                                       0
RI-1.f                     RIAD4020 Interest on Fed Funds Sold                                       0
RI-1.g                     RIAD4518 Other Interest Inc                                               31
RI-1.h                     RIAD4107 Total Interest Inc                                               35
RI-2.a.1                   RIAD4508 Transaction Accounts                                             0
RI-2.a.2.a                 RIAD0093 Savings Deposits                                                 0
RI-2.a.2.b                 RIADA517 Time Deposites >$100K                                            0
RI-2.a.2.c                 RIADA518 Time Deposites <$100K                                            0
RI-2.b                     RIAD4180 Expense of Fed Funds Purhased                                    0
RI-2.c                     RIAD4185 Int on Trading Liab/Other Brwd Money                             0
RI-2.d                     RIAD4200 Interest on Subordinated Notes/Debent                            0
RI-2.e                     RIAD4073 Total Interest Exp                                               0
RI-3                       RIAD4074 Net Interest Income                                              35
RI-4                       RIAD4230 Provision for Loan and Lease Losses                              0
RI-5.a                     RIAD4070 Income from Fiduciary Activities                                 10855
RI-5.b                     RIAD4080 Service Charges on Deposit Accounts                              0
RI-5.c                     RIADA220 Noninterest Inc:Trading revenue                                  N/A
RI-5.d                     RIADB490 Investment Banking                                               143
RI-5.e                     RIADB491 Venture Capital Revenue                                          0
RI-5.f                     RIADB492 Net Servicing Fees                                               0
RI-5.g                     RIADB493 Net Securitization Inc                                           0
RI-5.h                     RIADB494 Insurance Comm/Fees                                              0
RI-5.i                     RIAD5416 Net Gains (losses) on Loan Sales                                 0
RI-5.j                     RIAD5415 Net Gains (losses) on Other RE                                   0
RI-5.k                     RIADB496 Net Gains (losses) on Other Assets                               -7
RI-5.l                     RIADB497 Other Noninterest Inc                                            15022
RI-5.m                     RIAD4079 Total Noninterest Inc                                            26013
RI-6.a                     RIAD3521 Gain/Loss Sec Held to Maturity                                   0
RI-6.b                     RIAD3196 Gain/Loss Sec Available-for-sale                                 0
RI-7.a                     RIAD4135 Salaries and Benefits                                            7087
RI-7.b                     RIAD4217 Expenses of Premises/Fixed Assets                                1781
RI-7.c                     RIAD4531 Amortization Exp of Intangible Assets                            0
RI-7.d                     RIAD4092 Other Noninterest Expense                                        14949
RI-7.e                     RIAD4093 Total Noninterest Exp                                            23817
RI-8                       RIAD4301 Inc (loss)Before Tax/Extraordinary/Other                         2231
RI-9                       RIAD4302 Income Taxes                                                     1197
RI-10                      RIAD4300 Inc (loss) Before Extraordinary/Other                            1034
RI-11                      RIAD4320 Extraordinary/Other                                              0
RI-12                      RIAD4340 Net Income/Loss                                                  1034



RI-M.1                     RIAD4513 Int Exp on Tax-exempt After 8/7/1986                             0
RI-M.2                     RIAD8431 Memoranda: Income Sale/Srvc Mutuals                              143
RI-M.3                     RIAD4313 Memoranda: Inc. Tax-exempt loans/leases                          0
RI-M.4                     RIAD4507 Inc on State/Local Securities: Exempt                            0
RI-M.5                     RIAD4150 Number of Full-Time Employees                                    960
RI-M.6                     RIAD4024 Ag/Farm Loans                                                    N/A
RI-M.7                     RIAD9106 Balance Sheet Restate - Bank's Acq Date                          N/A
RI-M.8.a                   RIAD8757 Memoranda: Trading Rev - Interest                                N/A
RI-M.8.b                   RIAD8758 Memoranda: Trading Rev - Foreign Exch                            N/A
RI-M.8.c                   RIAD8759 Memoranda: Trading Rev - Equity/Index                            N/A
RI-M.8.d                   RIAD8760 Memoranda: Trading Rev - Commodity                               N/A
RI-M.9.a                   RIAD8761 Memoranda: Impact - Interest Income                              0
RI-M.9.b                   RIAD8762 Memoranda: Impact - Interest Expense                             0
RI-M.9.c                   RIAD8763 Memoranda: Impact - Other Allocations                            0
RI-M.10                    RIADA251 Memo: Credit losses on derivatives                               N/A
RI-M.11                    RIADA530 Memo: Subchapter S Election/Inc Tax                              NO
RIA-1                      RIAD3217 Total Equity Capital                                             47743
RIA-2                      RIADB507 Restate/Changes in Accting Principles                            0
RIA-3                      RIADB508 Balance-End of Previous Calendar Year                            47743
RIA-4                      RIAD4340 Net Income/Loss                                                  1034
RIA-5                      RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)                           0
RIA-6                      RIADB510 Net-Treasury Stock Transactions                                  0
RIA-7                      IAD4356 Changes Incident to Combinations                                  0
RIA-8                      RIAD4470 LESS: Cash Dividends on Preferred                                0
RIA-9                      RIAD4460 LESS: Cash Dividends on Common                                   0
RIA-10                     RIADB511 Other Comprehensive Income                                       1
RIA-11                     RIAD4415 Other Parent H/C Transactions                                    0
RIA-12                     RIAD3210 Total Eq/Cap End of Period                                       48778
RIB(P1)-1.a(a)             RIAD3582 Memo: Charge-offs: Loans sec construc                            0
RIB(P1)-1.a(b)             RIAD3583 Memo: Recoveries: Loans sec construct                            0
RIB(P1)-1.b(a)             RIAD3584 Memo: Charge-offs: Loans sec farmland                            0
RIB(P1)-1.b(b)             RIAD3585 Memo: Recoveries: Loans sec farmland                             0
RIB(P1)-1.c.1(a)           RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r                            0
RIB(P1)-1.c.1(b)           RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs                            0
RIB(P1)-1.c.2(a)           RIAD5413 Memo: Charge-offs: Other loans 1-4 rs                            0
RIB(P1)-1.c.2(b)           RIAD5414 Memo: Recoveries: Other loans 1-4 res                            0
RIB(P1)-1.d(a)             RIAD3588 Memo: Charge-offs: Loans sec multifam                            0
RIB(P1)-1.d(b)             RIAD3589 Memo: Recoveries: Loans sec multifaml                            0
RIB(P1)-1.e(a)             RIAD3590 Memo: Charge-offs: Loans sec nonfarm                             0
RIB(P1)-1.e(b)             RIAD3591 Memo: Recoveries: Loans sec nonfarm                              0
RIB(P1)-2(a)               RIAD4481 Memo: Charge-offs: Loans to deposit inst                         0
RIB(P1)-2(b)               RIAD4482 Memo: Recoveries: Loans to deposit inst                          0
RIB(P1)-4(a)               RIAD4638 Memo: Charge-offs: Commerc/Indust Loans                          0
RIB(P1)-4(b)               RIAD4608 Memo: Recoveries: Commerc/Indust Loans                           0
RIB(P1)-5.a(a)             RIADB514 Memo: Charge-Offs: Loans-Credit Cards                            0
RIB(P1)-5.a(b)             RIADB515 Memo:Recoveries: Loans-Credit Cards                              0
RIB(P1)-5.b(a)             RIADB516 Memo:Charge-offs: Loans-Other                                    0
RIB(P1)-5.b(b)             RIADB517 Memo: Recoveries: Loans-Other                                    0
RIB(P1)-6(a)               RIAD4643 Loans to Foreign Govt: Charge-Offs                               0
RIB(P1)-6(b)               RIAD4627 Loans to Foreign Govt: Recoveries                                0
RIB(P1)-7(a)               RIAD4644 All Other Loans: Charge-Offs                                     0


                                       -2-

RIB(P1)-7(b)               RIAD4628 All Other Loans: Recoveries                                      0
RIB(P1)-8(a)               RIAD4266 Memo: Charge-offs: Lease Finance Receiv                          0
RIB(P1)-8(b)               RIAD4267 Memo:Recoveries: Lease Finance Receiv                            0
RIB(P1)-9(a)               RIAD4635 Memo: Charge-offs: Total                                         0
RIB(P1)-9(b)               RIAD4605 Memo:Recoveries: Total                                           0
RIB(P1)-M.1(a)             RIAD5409 Memo: Charge-offs: Loans to fin comm.                            0
RIB(P1)-M.1(b)             RIAD5410 Memo: Recoveries: Loans to fin commcl                            0
RIB(P1)-M.2.a(a)           RIAD4652 Charge-Offs: Non-US                                              N/A
RIB(P1)-M.2.a(b)           RIAD4662 Recoveries: Non-US                                               N/A
RIB(P1)-M.2.b(a)           RIAD4654 Loans to For Banks: Charge-Offs                                  N/A
RIB(P1)-M.2.b(b)           RIAD4664 Loans to For Banks: Recoveries                                   N/A
RIB(P1)-M.2.c(a)           RIAD4646 Coml/Indl Non-US: Charge-Offs                                    N/A
RIB(P1)-M.2.c(b)           RIAD4618 Coml/Indl Non-US: Recoveries                                     N/A
RIB(P1)-M.2.d(a)           RIAD4659 Leases Non-US: Charge-Offs                                       N/A
RIB(P1)-M.2.d(b)           RIAD4669 Leases Non-US: Recoveries                                        N/A
RIB(P1)-M.3(a)             RIAD4655 Ag/Farm Loans: Charge-Offs                                       N/A
RIB(P1)-M.3(b)             RIAD4665 Ag/Farm Loans: Recoveries                                        N/A
RIB(P2)-1                  RIADB522 Balance                                                          0
RIB(P2)-2                  RIAD4605 Recoveries                                                       0
RIB(P2)-3                  RIAD4635 LESS: Charge-offs                                                0
RIB(P2)-4                  RIAD4230 Provision for Loan and Lease Losses                              0
RIB(P2)-5                  RIAD4815 Adjustments: Allowance Loan/Lease                                0
RIB(P2)-6                  RIAD3123 Balance-End of current period                                    0
RIE-1.a                    RIADC013 Other non-interest income (RI-5.l)                               0
RIE-1.b                    RIADC014 Other non-interest income (RI-5.l)                               0
RIE-1.c                    RIADC016 Other non-interest income (RI-5.l)                               0
RIE-1.d                    RIAD4042 Other non-interest income (RI-5.l)                               0
RIE-1.e                    RIADC015 Other non-interest income (RI-5.l)                               0
RIE-1.f                    RIAD4461 Other non-interest income (RI-5.l)                               7462
RIE-1.g                    RIAD4462 Other non-interest income (RI-5.l)                               4353
RIE-1.h                    RIAD4463 Other non-interest income (RI-5.l)                               1958
RIE-2.a                    RIADC017 Other non-interest expense (RI-7.d)                              1901
RIE-2.b                    RIAD0497 Other non-interest expense (RI-7.d)                              2098
RIE-2.c                    RIAD4136 Other non-interest expense (RI-7.d)                              0
RIE-2.d                    RIADC018 Other non-interest expense (RI-7.d)                              0
RIE-2.e                    RIAD8403 Other non-interest expense (RI-7.d)                              0
RIE-2.f                    RIAD4141 Other non-interest expense (RI-7.d)                              0
RIE-2.g                    RIAD4146 Other non-interest expense (RI-7.d)                              0
RIE-2.h                    RIAD4464 Other non-interest expense (RI-7.d)                              1878
RIE-2.i                    RIAD4467 Other non-interest expense (RI-7.d)                              2122
RIE-2.j                    RIAD4468 Other non-interest expense (RI-7.d)                              2848
RIE-3.a.1                  RIAD6373 Effect of adopting FAS 133                                       0
RIE-3.a.2                  RIAD4486 Applicable tax effect (RI-11)                                    0
RIE-3.b.1                  RIAD4487 Extraordinary items and Adj (RI-11)                              0
RIE-3.b.2                  RIAD4488 Applicable tax effect (RI-11)                                    0
RIE-3.c.1                  RIAD4489 Extraordinary items and Adj (RI-11)                              0
RIE-3.c.2                  RIAD4491 Applicable tax effect (RI-11.b)                                  0
RIE-4.a                    RIADB526 Restatements Due (RI-A.2)                                        0
RIE-4.b                    RIADB527 Restatements Due (RI-A.2)                                        0
RIE-5.a                    RIAD4498 Transactions w/parent (RIA-11)                                   0
RIE-5.b                    RIAD4499 Transactions w/parent (RIA-11)                                   0


                                       -3-

RIE-6.a                    RIAD4521 Adjs. to allow for l & l loss (RIB.2.5)                          0
RIE-6.b                    RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)                          0
RIE-7                      RIAD4769 Other Explanations Comment/No Comment                            X
RC-1.a                     RCON0081 Cash and Noninterest-Bearing Balances                            61694
RC-1.b                     RCON0071 Interest-Bearing Balances                                        0
RC-2.a                     RCON1754 Securities Held-to-Maturity                                      0
RC-2.b                     RCON1773 Total Available For Sale - Value                                 255
RC-3                       RCON1350 Fed Funds Sold & Secs Purchased                                  0
RC-4.a                     RCON5369 Loans & leases held for sale                                     0
RC-4.b                     RCONB528 Loans & leases, net Unearned Inc                                 0
RC-4.c                     RCON3123 LESS: Allowance for Loan and Lease Lo                            0
RC-4.d                     RCONB529 Loans & leases, net Unearned Inc & Allow                         0
RC-5                       RCON3545 Total Trading Assets                                             N/A
RC-6                       RCON2145 Premises and Fixed Assets                                        3075
RC-7                       RCON2150 Othr Real Estate - Total                                         0
RC-8                       RCON2130 Investmnts in unconsold subs - Total                             0
RC-9                       RCON2155 Customer's Liability on Acceptances                              0
RC-10.a                    RCON3163 Goodwill                                                         0
RC-10.b                    RCON0426 Other intangible assets                                          0
RC-11                      RCON2160 Total Other Assets                                               29885
RC-12                      RCON2170 Total Assets                                                     94909
RC-13.a                    RCON2200 Deposits - Domestic Offices                                      0
RC-13.a.1                  RCON6631 Domestic Deposits - Noninterest-Bearing                          0
RC-13.a.2                  RCON6636 Domestic Deposits - Interest-Bearing                             0
RC-14                      RCON2800 Fed Funds Purchased & Secs Sold                                  0
RC-15                      RCON3548 Total Trading Liabilities                                        0
RC-16                      RCON3190 Other borrowed money                                             0
RC-18                      RCON2920 Bank's Liability on Acceptances                                  0
RC-19                      RCON3200 Subordinated Notes and Debentures                                0
RC-20                      RCON2930 Total Other Liabilities                                          46131
RC-21                      RCON2948 Total Liabilities                                                46131
RC-22                      RCON3000 Minority Interest in Subsidiaries                                0
RC-23                      RCON3838 Perpetual Preferred Stock & Surplus                              0
RC-24                      RCON3230 Common Stock                                                     1000
RC-25                      RCON3839 Surplus-exclude surplus rel pref stck                            24000
RC-26.a                    RCON3632 Retained earnings                                                23775
RC-26.b                    RCONB530 Accumulated other comprehensive Inc                              3
RC-27                      RCONA130 Other equity captial components                                  0
RC-28                      RCON3210 Total Equity/Capital                                             48778
RC-29                      RCON3300 Total Lia/Pref Stock/Eq Capital                                  94909
RC-M. 1                    RCON6724 Memo item auditors                                               2
RCA-1.a                    RCON0020 Cash Items in Process of Collection                              N/A
RCA-1.b                    RCON0080 Currency and Coin                                                N/A
RCA-2.a                    RCON0083 Due from US Dep'y/Foreign Banks                                  N/A
RCA-2.b                    RCON0085 Due from Other US Dep'y                                          N/A
RCA-3.a                    RCON0073 Due from For Branches/US Banks                                   N/A
RCA-3.b                    RCON0074 Due from Other For Banks/Countries                               N/A
RCA-4                      RCON0090 Due From Federal Reserve System                                  N/A
RCA-5                      RCON0010 Total                                                            N/A
RCB-1(a)                   RCON0211 Held: Cost: US Treasury Securities                               0
RCB-1(b)                   RCON0213 Held: Value: US Treasury Securities                              0


                                       -4-

RCB-1(c)                   RCON1286 Sale: Cost: US Treasury Securities                               250
RCB-1(d)                   RCON1287 Sale: Value: US Treasury Securities                              255
RCB-2.a(a)                 RCON1289 Held: Cost: Obligations US agencies                              0
RCB-2.a(b)                 RCON1290 Held: Value: Obligations US agencies                             0
RCB-2.a(c)                 RCON1291 Sale: Cost: Obligations US agencies                              0
RCB-2.a(d)                 RCON1293 Sale: Value: Obligations US agencies                             0
RCB-2.b(a)                 RCON1294 Held: Cost: Obligations US sponsored                             0
RCB-2.b(b)                 RCON1295 Held: Value: Obligations US sponsored                            0
RCB-2.b(c)                 RCON1297 Sale: Cost: Obligations US sponsored                             0
RCB-2.b(d)                 RCON1298 Sale: Value: Obligations US sponsored                            0
RCB-3(a)                   RCON8496 Held: Cost: Sec-States/Pol subdiv in US                          0
RCB-3(b)                   RCON8497 Held: Value: Sec-States/Pol subdiv in US                         0
RCB-3(c)                   RCON8498 Sale: Cost: Sec-States/Pol subdiv in US                          0
RCB-3(d)                   RCON8499 Sale: Value: Sec-States/Pol subdiv in US                         0
RCB-4.a.1(a)               RCON1698 Held: Cost: Security Guaranteed GNMA                             0
RCB-4.a.1(b)               RCON1699 Held: Value: Security Guaranteed GNMA                            0
RCB-4.a.1(c)               RCON1701 Sale: Cost: Security Guaranteed GNMA                             0
RCB-4.a.1(d)               RCON1702 Sale: Value: Security Guaranteed GNMA                            0
RCB-4.a.2(a)               RCON1703 Held: Cost: Security Issued FNMA                                 0
RCB-4.a.2(b)               RCON1705 Held: Value: Security Issued FNMA                                0
RCB-4.a.2(c)               RCON1706 Sale: Cost: Security Issued FNMA                                 0
RCB-4.a.2(d)               RCON1707 Sale: Value: Security Issued FNMA                                0
RCB-4.a.3(a)               RCON1709 Held: Cost: Other Pass-Through Secs                              0
RCB-4.a.3(b)               RCON1710 Held: Value: Other Pass-Through Secs                             0
RCB-4.a.3(c)               RCON1711 Sale: Cost: Other Pass-Through Secs                              0
RCB-4.a.3(d)               RCON1713 Sale: Value: Other Pass-Through Secs                             0
RCB-4.b.1(a)               RCON1714 Held: Cost: Issued/Guar. FNMA, Etc.                              0
RCB-4.b.1(b)               RCON1715 Held: Value: Issued/Guar. FNMA, Etc.                             0
RCB-4.b.1(c)               RCON1716 Sale: Cost: Issued/Guar. FNMA, Etc.                              0
RCB-4.b.1(d)               RCON1717 Sale: Value: Issued/Guar. FNMA, Etc.                             0
RCB-4.b.2(a)               RCON1718 Held: Cost: Collateralized MBS -FNMA                             0
RCB-4.b.2(b)               RCON1719 Held: Value: Collateralized MBS -FNMA                            0
RCB-4.b.2(c)               RCON1731 Sale: Cost: Collateralized MBS -FNMA                             0
RCB-4.b.2(d)               RCON1732 Sale: Value: Collateralized MBS -FNMA                            0
RCB-4.b.3(a)               RCON1733 Held: Cost: All Other MBS                                        0
RCB-4.b.3(b)               RCON1734 Held: Value: All Other MBS                                       0
RCB-4.b.3(c)               RCON1735 Sale: Cost: All Other MBS                                        0
RCB-4.b.3(d)               RCON1736 Sale: Value: All Other MBS                                       0
RCB-5.a(a)                 RCONB838 Held: Cost: Credit card rec                                      0
RCB-5.a(b)                 RCONB839 Held: Value: Credit card rec                                     0
RCB-5.a(c)                 RCONB840 Sale: Cost: Credit card rec                                      0
RCB-5.a(d)                 RCONB841 Sale: Value: Credit card rec                                     0
RCB-5.b(a)                 RCONB842 Held: Cost: Home equity lines                                    0
RCB-5.b(b)                 RCONB843 Held: Value: Home equity lines                                   0
RCB-5.b(c)                 RCONB844 Sale: Cost: Home equity lines                                    0
RCB-5.b(d)                 RCONB845 Sale: Value: Home equity lines                                   0
RCB-5.c(a)                 RCONB846 Held: Cost: Automobile Loans                                     0
RCB-5.c(b)                 RCONB847 Held: Value: Automobile Loans                                    0
RCB-5.c(c)                 RCONB848 Sale: Cost: Automobile Loans                                     0
RCB-5.c(d)                 RCONB849 Sale: Value: Automobile Loans                                    0
RCB-5.d(a)                 RCONB850 Held: Cost: Other Consumer Loans                                 0


                                       -5-

RCB-5.d(b)                 RCONB851 Held: Value: Other Consumer Loans                                0
RCB-5.d(c)                 RCONB852 Sale: Cost: Other Consumer Loans                                 0
RCB-5.d(d)                 RCONB853 Sale: Value: Other Consumer Loans                                0
RCB-5.e(a)                 RCONB854 Held: Cost: Coml/Indust Loans                                    0
RCB-5.e(b)                 RCONB855 Held: Value: Coml/Indust Loans                                   0
RCB-5.e(c)                 RCONB856 Sale: Cost: Coml/Indust Loans                                    0
RCB-5.e(d)                 RCONB857 Sale: Value: Coml/Indust Loans                                   0
RCB-5.f(a)                 RCONB858 Held: Cost: Other ABS                                            0
RCB-5.f(b)                 RCONB859 Held: Value: Other ABS                                           0
RCB-5.f(c)                 RCONB860 Sale: Cost: Other ABS                                            0
RCB-5.f(d)                 RCONB861 Sale: Value: Other ABS                                           0
RCB-6.a(a)                 RCON1737 Held: Cost: Other Debt Securities                                0
RCB-6.a(b)                 RCON1738 Held: Value: Other Debt Securities                               0
RCB-6.a(c)                 RCON1739 Sale: Cost: Other Debt Securities                                0
RCB-6.a(d)                 RCON1741 Sale: Value: Other Debt Securities                               0
RCB-6.b(a)                 RCON1742 Held: Cost: Foreign Debt Securities                              0
RCB-6.b(b)                 RCON1743 Held: Value: Foreign Debt Securities                             0
RCB-6.b(c)                 RCON1744 Sale: Cost: Foreign Debt Securities                              0
RCB-6.b(d)                 RCON1746 Sale: Value: Foreign Debt Securities                             0
RCB-7(c)                   RCONA510 Sale: Cost: Securities Mutual Funds                              0
RCB-7(d)                   RCONA511 Sale: Value: Securities Mutual Funds                             0
RCB-8(a)                   RCON1754 Securities Held-to-Maturity                                      0
RCB-8(b)                   RCON1771 Total Held To Maturity - Fair Value                              0
RCB-8(c)                   RCON1772 Total Available For Sale - Cost                                  250
RCB-8(d)                   RCON1773 Total Available For Sale - Value                                 255
RCB-M.1                    RCON0416 Memoranda: Pledged                                               255
RCB-M.2.a.1                RCONA549 Memoranda: Non-Mort Debt < 3 MO                                  0
RCB-M.2.a.2                RCONA550 Memoranda: Non-Mort Debt 3-12 MO                                 255
RCB-M.2.a.3                RCONA551 Memoranda: Non-Mort Debt 1-3 YRS                                 0
RCB-M.2.a.4                RCONA552 Memoranda: Non-Mort Debt 3-5 YRS                                 0
RCB-M.2.a.5                RCONA553 Memoranda: Non-Mort Debt 5-15 YRS                                0
RCB-M.2.a.6                RCONA554 Memoranda: Non-Mort Debt > 15 YRS                                0
RCB-M.2.b.1                RCONA555 Memoranda: Mort Pass Thru < 3 MO                                 0
RCB-M.2.b.2                RCONA556 Memoranda: Mort Pass Thru 3-12 MO                                0
RCB-M.2.b.3                RCONA557 Memoranda: Mort Pass Thru 1-3 YRS                                0
RCB-M.2.b.4                RCONA558 Memoranda: Mort Pass Thru 3-5 YRS                                0
RCB-M.2.b.5                RCONA559 Memoranda: Mort Pass Thru 5-15 YRS                               0
RCB-M.2.b.6                RCONA560 Memoranda: Mort Pass Thru > 15 YRS                               0
RCB-M.2.c.1                RCONA561 Memoranda: Other Mort-backed < 3 YRS                             0
RCB-M.2.c.2                RCONA562 Memoranda: Other Mort-backed > 3 YRS                             0
RCB-M.2.d                  RCONA248 Memoranda: Tot Debt < 1 YR                                       255
RCB-M.3                    RCON1778 Amortized Cost Held Securities Sold                              0
RCB-M.4.a                  RCON8782 Structured Notes - Amortized Cost                                0
RCB-M.4.b                  RCON8783 Structured Notes - Fair Value                                    0
RCC(P1)-1.a                RCON1415 Construction and Land Development                                0
RCC(P1)-1.b                RCON1420 Secured by Farmland                                              0
RCC(P1)-1.c.1              RCON1797 Secured by 1-4: Revolving                                        0
RCC(P1)-1.c.2.a            RCON5367 Secured by 1-4: Other (first liens)                              0
RCC(P1)-1.c.2.b            RCON5368 Secured by 1-4: Other (junior liens)                             0
RCC(P1)-1.d                RCON1460 Secured by 5+                                                    0
RCC(P1)-1.e                RCON1480 Secured by Nonfarm Nonresidential                                0


                                       -6-

RCC(P1)-2                  RCON1288 Loans to Deposit Inst/accept other banks                         0
RCC(P1)-2.a.1              RCONB532 US branches/agencies of foreign banks                            N/A
RCC(P1)-2.a.2              RCONB533 Other commerc banks in US                                        N/A
RCC(P1)-2.b                RCONB534 Other deposit inst in US                                         N/A
RCC(P1)-2.c.1              RCONB536 Foreign branches of other US banks                               N/A
RCC(P1)-2.c.2              RCONB537 Other banks in foreign countries                                 N/A
RCC(P1)-3                  RCON1590 Loans to Ag/Farmers                                              0
RCC(P1)-4                  RCON1766 Coml/Indust loans                                                0
RCC(P1)-4.a                RCON1763 Coml/Indl (US Addressee)                                         N/A
RCC(P1)-4.b                RCON1764 Coml/Indl (Non-US Addressee)                                     N/A
RCC(P1)-6.a                RCONB538 Loans to individuals - credit cards                              0
RCC(P1)-6.b                RCONB539 loans to individuals-Other revolving                             0
RCC(P1)-6.c                RCON2011 Other Consumer loans                                             0
RCC(P1)-7                  RCON2081 Loans to Foreign Govt.                                           0
RCC(P1)-8                  RCON2107 Obligations US States/Subdivisions                               0
RCC(P1)-9                  RCON1563 Other loans                                                      0
RCC(P1)-9.a                RCON1545 Loans for Securities                                             N/A
RCC(P1)-9.b                RCON1564 All other loans (except consumer)                                N/A
RCC(P1)-10                 RCON2165 Lease Fin Recv (net unearned income)                             0
RCC(P1)-10.a               RCON2182 Lease Fin Rec (US Addressee)                                     N/A
RCC(P1)-10.b               RCON2183 Lease Fin Rec (Non-US Addressee)                                 N/A
RCC(P1)-11.                RCON2123 LESS: Unearned Income Loans                                      0
RCC(P1)-12                 RCON2122 Total Loans & Leases                                             0
RCC(P1)-M.1                RCON1616 Loans and leases restructured                                    0
RCC(P1)-M.2.a.1            RCONA564 Memo: Loans Secd by Real Est < 3 MO                              0
RCC(P1)-M.2.a.2            RCONA565 Memo: Loans Secd by Real Est 3-12 MO                             0
RCC(P1)-M.2.a.3            RCONA566 Memo: Loans Secd by Real Est 1-3 YRS                             0
RCC(P1)-M.2.a.4            RCONA567 Memo: Loans Secd by Real Est 3-5 YRS                             0
RCC(P1)-M.2.a.5            RCONA568 Memo: Loans Secd by Real Est 5-15 YRS                            0
RCC(P1)-M.2.a.6            RCONA569 Memo: Loans Secd by Real Est > 15 YRS                            0
RCC(P1)-M.2.b.1            RCONA570 Memo: Other Loans/Leases < 3 MO                                  0
RCC(P1)-M.2.b.2            RCONA571 Memo: Other Loans/Leases 3-12 MO                                 0
RCC(P1)-M.2.b.3            RCONA572 Memo: Other Loans/Leases 1-3 YRS                                 0
RCC(P1)-M.2.b.4            RCONA573 Memo: Other Loans/Leases 3-5 YRS                                 0
RCC(P1)-M.2.b.5            RCONA574 Memo: Other Loans/Leases 5-15 YRS                                0
RCC(P1)-M.2.b.6            RCONA575 Memo: Other Loans/Leases > 15 YRS                                0
RCC(P1)-M.2.c              RCONA247 Memo: Tot Remg Loans/Leases < 1 YR                               0
RCC(P1)-M.3                RCON2746 Loans to fin comm real est, const, la                            0
RCC(P1)-M.4                RCON5370 Adj rate closed-end loans sec 1-4 fam                            0
RCC(P1)-M.5                RCONB837 Loan secured by real eastate to non-US                           N/A
RCC(P2)-1                  RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                            N/A
RCC(P2)-2.a                RCON5562 Number of Loans RCC01.E                                          N/A
RCC(P2)-2.b                RCON5563 Number of Loans RCC04                                            N/A
RCC(P2)-3.a(a)             RCON5564 Number of Loans RCC01.E Orig <= $100K                            N/A
RCC(P2)-3.a(b)             RCON5565 Amount of Loans RCC01.E Orig <= $100K                            N/A
RCC(P2)-3.b(a)             RCON5566 # of Loans RCC01.E $100K < Orig <=$250K                             N/A
RCC(P2)-3.b(b)             RCON5567 $ of Loans RCC01.E $100K < Orig <=$250K                             N/A
RCC(P2)-3.c(a)             RCON5568 # of Loans RCC01.E $250K < Orig <=$1M                            N/A
RCC(P2)-3.c(b)             RCON5569 $ of Loans RCC01.E $250K < Orig <=$1M                            N/A
RCC(P2)-4.a(a)             RCON5570 Number of Loans RCC04 Orig <= $100K                              N/A
RCC(P2)-4.a(b)             RCON5571 Amount of Loans RCC04 Orig <= $100K                              N/A


                                       -7-

RCC(P2)-4.b(a)             RCON5572 # of Loans RCC04 $100K< Orig <= $250K                            N/A
RCC(P2)-4.b(b)             RCON5573 $ of Loans RCC04 $100K< Orig <= $250K                            N/A
RCC(P2)-4.c(a)             RCON5574 # of Loans RCC04 $250K < Orig <= $1M                             N/A
RCC(P2)-4.c(b)             RCON5575 $ of Loans RCC04 $250K < Orig <= $1M                             N/A
RCC(P2)-5                  RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                            N/A
RCC(P2)-6.a                RCON5576 Number of Loans RCC01.B                                          N/A
RCC(P2)-6.b                RCON5577 Number of Loans RCC03                                            N/A
RCC(P2)-7.a(a)             RCON5578 Number of Loans RCC01.B Orig <= $100K                            N/A
RCC(P2)-7.a(b)             RCON5579 Amount of Loans RCC01.B Orig <= $100K                            N/A
RCC(P2)-7.b(a)             RCON5580 # of Loans RCC01.B $100K< Orig <=$250K                             N/A
RCC(P2)-7.b(b)             RCON5581 $ of Loans RCC01.B $100K< Orig <=$250K                             N/A
RCC(P2)-7.c(a)             RCON5582 # of Loans RCC01.B $250K < Orig s<=$500K                            N/A
RCC(P2)-7.c(b)             RCON5583 $ of Loans RCC01.B $250K < Orig <=$500K                            N/A
RCC(P2)-8.a(a)             RCON5584 Number of Loans RCC03 - Orig <= $100K                            N/A
RCC(P2)-8.a(b)             RCON5585 Amount of Loans RCC03 - Orig <= $100K                            N/A
RCC(P2)-8.b(a)             RCON5586 # of Loans RCC03 - $100K < Orig <=$250K                             N/A
RCC(P2)-8.b(b)             RCON5587 $ of Loans RCC03 - $100K < Orig <=$250K                             N/A
RCC(P2)-8.c(a)             RCON5588 # of Loans RCC03 - $250K < Orig <=$500K                            N/A
RCC(P2)-8.c(b)             RCON5589 $ of Loans RCC03 - $250K < Orig <=$500K                            N/A
RCD-1                      RCON3531 US Treasury securities                                           N/A
RCD-2                      RCON3532 US Govt agency obligations                                       N/A
RCD-3                      RCON3533 Securities Issued by State and Subdiv                            N/A
RCD-4.a                    RCON3534 Pass-through Sec by FNMA/FHLMC/GNMA                              N/A
RCD-4.b                    RCON3535 Other MBS issued by FNMA/FHLMC/GNMA                              N/A
RCD-4.c                    RCON3536 All Other Mortgage-backed securities                             N/A
RCD-5                      RCON3537 Other debt securities                                            N/A
RCD-9                      RCON3541 Other Trading assets domestic                                    N/A
RCD-11                     RCON3543 Gains on rate & contracts domestic                               N/A
RCD-12                     RCON3545 Total Trading Assets                                             N/A
RCD-13                     RCON3546 Liability for short positions                                    N/A
RCD-14                     RCON3547 Losses on rate & contracts                                       N/A
RCD-15                     RCON3548 Total Trading Liabilities                                        N/A
RCE-1(a)                   RCONB549 Indv, partner, & corp - Transaction                              0
RCE-1(c)                   RCONB550 Indv,partner,& corp - Non-Transaction                            0
RCE-2(a)                   RCON2202 USG - Transaction                                                0
RCE-2(c)                   RCON2520 USG - Nontrancastion                                             0
RCE-3(a)                   RCON2203 State/Local - Transaction                                        0
RCE-3(c)                   RCON2530 State/Local - Nontranscation                                     0
RCE-4(a)                   RCONB551 Cml banks/Other US - Transaction                                 0
RCE-4(c)                   RCONB552 Cml banks/Other US - Transaction                                 0
RCE-5(a)                   RCON2213 Banks in Foreign Count - Transaction                             0
RCE-5(c)                   RCON2236 Banks in Foreign Count - Nontransaction                          0
RCE-6(a)                   RCON2216 For Govt - Transaction                                           0
RCE-6(c)                   RCON2377 For Govt - Nontransaction                                        0
RCE-7(a)                   RCON2215 Total Transaction Accounts                                       0
RCE-7(b)                   RCON2210 Total Demand Deposits                                            0
RCE-7(c)                   RCON2385 Total Nontransaction Accounts                                    0
RCE-M.1.a                  RCON6835 Memoranda: IRA/KEOGH                                             0
RCE-M.1.b                  RCON2365 Memoranda: Brokered Deposits                                     0
RCE-M.1.c.1                RCON2343 Memoranda: Brokered <$100 000                                    0
RCE-M.1.c.2                RCON2344 Memoranda: Brokered >$100K Part <$100                            0


                                       -8-

RCE-M.1.d.1                RCONA243 Memoranda: Brokered deposits< 100,000                            0
RCE-M.1.d.2                RCONA244 Memoranda: Brokered deposits=>100,000                            0
RCE-M.1.e                  RCON5590 Memoranda: Preferred Deposits                                    N/A
RCE-M.2.a.1                RCON6810 Memoranda: MMDAs                                                 0
RCE-M.2.a.2                RCON0352 Memoranda: Other Savings                                         0
RCE-M.2.b                  RCON6648 Memoranda: Time Deposits <$100 000                               0
RCE-M.2.c                  RCON2604 Memoranda: Time Deposits > $100,000                              0
RCE-M.3.a.1                RCONA579 Memo: Time Deps < 100K < 3 MO                                    0
RCE-M.3.a.2                RCONA580 Memo: Time Deps < 100K 3-12 MO                                   0
RCE-M.3.a.3                RCONA581 Memo: Time Deps < 100K 1-3 YRS                                   0
RCE-M.3.a.4                RCONA582 Memo: Time Deps < 100K greater than 3 YRS                           0
RCE-M.3.b                  RCONA241 Memo: Time Deps < 100K < 1 YR                                    0
RCE-M.4.a.1                RCONA584 Memo: Time Deps > 100K < 3 MO                                    0
RCE-M.4.a.2                RCONA585 Memo: Time Deps > 100K 3-12 MO                                   0
RCE-M.4.a.3                RCONA586 Memo: Time Deps > 100K 1-3 YRS                                   0
RCE-M.4.a.4                RCONA587 Memo: Time Deps > 100K > 3 YRS                                   0
RCE-M.4.b                  RCONA242 Memo: Time Deps > 100K < 1 YR                                    0
RCF-1                      RCONB556 Accrued interest receivable                                      13
RCF-2                      RCON2148 Net Deferred Tax Assets                                          1879
RCF-3.a                    RCONA519 Interest Only Strip: Mortgage Loans                              0
RCF-3.b                    RCONA520 Interest Only Strip: Other Assets                                0
RCF-4                      RCON1752 Sale: Cost: Other Equity Securities                              750
RCF-5                      RCON2168 Other Assets                                                     27243
RCF-5.a                    RCON2166 Other Assets - Line A                                            0
RCF-5.b                    RCONC009 Other Assets - Line B                                            0
RCF-5.c                    RCON1578 Other Assets - Line C                                            0
RCF-5.d                    RCONC010 Other Assets - Line D                                            0
RCF-5.e                    RCON3549 Other Assets - Line E                                            13735
RCF-5.f                    RCON3550 Other Assets - Line F                                            0
RCF-5.g                    RCON3551 Other Assets - Line G                                            0
RCF-6                      RCON2160 Total Other Assets                                               29885
RCG-1.a                    RCON3645 Expenses Accrued and Unpaid on deposi                            0
RCG-1.b                    RCON3646 Other Expenses Accrued and Unpaid                                9713
RCG-2                      RCON3049 Net Deferred Tax Liabilities                                     0
RCG-3                      RCONB557 Allowance for credit losses                                      0
RCG-4                      RCON2938 Other Liabilities                                                36418
RCG-4.a                    RCON3066 Other Liabilities - Line A                                       0
RCG-4.b                    RCONC011 Other Liabilities - Line B                                       0
RCG-4.c                    RCON2932 Other Liabilities - Line C                                       0
RCG-4.d                    RCONC012 Other Liabilities - Line D                                       0
RCG-4.e                    RCON3552 Other Liabilities - Line E                                       30302
RCG-4.f                    RCON3553 Other Liabilities - Line F                                       0
RCG-4.g                    RCON3554 Other Liabilities - Line G                                       0
RCG-5                      RCON2930 Total Other Liabilities                                          46131
RCK-1                      RCON3381 Interest-Bearing Balances                                        0
RCK-2                      RCONB558 US-Treasury securities/agency oblig                              250
RCK-3                      RCONB559 Mortgage-backed securities                                       0
RCK-4                      RCONB560 All other securities                                             0
RCK-5                      RCON3365 Fed Funds Sold  Etc.                                             0
RCK-6.a                    RCON3360 Total Loans                                                      0
RCK-6.b                    RCON3385 Real Estate Loans                                                0


                                       -9-

RCK-6.c                    RCON3387 Coml/Indl Loans                                                  0
RCK-6.d.1                  RCONB561 Indv. Loans-Credit cards                                         0
RCK-6.d.2                  RCONB562 Indv. Loans-Other                                                0
RCK-7.                     RCON3401 Trading Assets                                                   0
RCK-8.                     RCON3484 Lease Financing Receivables                                      0
RCK-9                      RCON3368 Total Assets                                                     97348
RCK-10                     RCON3485 Transaction Accounts                                             0
RCK-11.a                   RCONB563 Savings Deposits                                                 0
RCK-11.b                   RCONA514 Time Deposits > $100,000                                         0
RCK-11.c                   RCONA529 Time Deposits < $100,000                                         0
RCK-12                     RCON3353 Fed Funds Purchased                                              0
RCK-13                     RCON3355 Other Borrowed Money                                             14
RCK-M.1                    RCON3386 Ag/Farm Loans                                                    N/A
RCL-1.a                    RCON3814 Unused Commits: Revolv Lines Secured                             0
RCL-1.b                    RCON3815 Unused Commits: Credit Card Lines                                0
RCL-1.c.1                  RCON3816 Unused Commits: Comm Real Est, securd                            0
RCL-1.c.2                  RCON6550 Unused Commits: Comm Real Est, not sc                            0
RCL-1.d                    RCON3817 Unused Commits: Securities Underwrit                             0
RCL-1.e                    RCON3818 Unused Commits: Other Unused Commits                             0
RCL-2                      RCON3819 Fincl Standby Letters of Credit                                  0
RCL-2.a                    RCON3820 Amount Fincl Standby Letters Conveyed                            0
RCL-3                      RCON3821 Perfm Standby Letters of Credit                                  0
RCL-3.a                    RCON3822 Amount Perfm Standby Letters Conveyed                            0
RCL-4                      RCON3411 Commercl & Similar Letters of Credit                             0
RCL-5                      RCON3428 Participations in Acceptncs Conveyed                             0
RCL-6                      RCON3433 Securities Lent                                                  0
RCL-7.a                    RCONA534 Credit Deriatives: Guarantor                                     0
RCL-7.b                    RCONA535 Credit Deriatives: Benificiary                                   0
RCL-8                      RCON8765 Spot Foreign Exchange Contracts                                  0
RCL-9                      RCON3430 All Other Off-Balance Sheet Liabs                                0
RCL-9.a                    RCON3432 Other Off-Balance Sheet Liabilities-A                            0
RCL-9.b                    RCON3434 Other Off-Balance Sheet Liabilities-B                            0
RCL-9.c                    RCON3555 Other Off-Balance Sheet Liabilities-C                            0
RCL-9.d                    RCON3556 Other Off-Balance Sheet Liabilities-D                            0
RCL-9.e                    RCON3557 Other Off-Balance Sheet Liabilities-E                            0
RCL-10                     RCON5591 All Other Off-Balance Sheet Assets                               0
RCL-10.a                   RCON3435 Other Off-Balance Sheet Assets - A                               0
RCL-10.b                   RCON5592 Other Off-Balance Sheet Assets - B                               0
RCL-10.c                   RCON5593 Other Off-Balance Sheet Assets - C                               0
RCL-10.d                   RCON5594 Other Off-Balance Sheet Assets - D                               0
RCL-10.e                   RCON5595 Other Off-Balance Sheet Assets - E                               0
RCL-11.a(a)                RCON8693 Int Rate Contracts - Gross Futures                               0
RCL-11.a(b)                RCON8694 Forgn Exch Contracts - Gross Futures                             0
RCL-11.a(c)                RCON8695 Equity Contracts - Gross Futures                                 0
RCL-11.a(d)                RCON8696 Commodity Contracts - Gross Futures                              0
RCL-11.b(a)                RCON8697 Int Rate Contracts - Gross Forwards                              0
RCL-11.b(b)                RCON8698 Forgn Exch Contracts - Gross Forwards                            0
RCL-11.b(c)                RCON8699 Equity Contracts - Gross Forwards                                0
RCL-11.b(d)                RCON8700 Commodity Contracts - Gross Forwards                             0
RCL-11.c.1(a)              RCON8701 Int Rate Contracts - Exchg Trad Wrttn                            0
RCL-11.c.1(b)              RCON8702 Forgn Exch Contracts - Exchg Trad Wrt                            0


                                      -10-

RCL-11.c.1(c)              RCON8703 Equity Contracts - Exchg Trad Written                            0
RCL-11.c.1(d)              RCON8704 Commodity Contracts - Exchg Trad Wrtn                            0
RCL-11.c.2(a)              RCON8705 Int Rate Contracts - Exchg Trad Purch                            0
RCL-11.c.2(b)              RCON8706 Forgn Exch Contracts - Exchg Trad Pur                            0
RCL-11.c.2(c)              RCON8707 Equity Contracts - Exchg Trad Purchas                            0
RCL-11.c.2(d)              RCON8708 Commodity Contracts - Exchg Trade Pur                            0
RCL-11.d.1(a)              RCON8709 Int Rate Contracts - OTC Written Optn                            0
RCL-11.d.1(b)              RCON8710 Forgn Exch Contracts - OTC Wrtn Optns                            0
RCL-11.d.1(c)              RCON8711 Equity Contracts - OTC Written Option                            0
RCL-11.d.1(d)              RCON8712 Commodity Contracts - OTC Written Opt                            0
RCL-11.d.2(a)              RCON8713 Int Rate Contracts - OTC Purchased Op                            0
RCL-11.d.2(b)              RCON8714 Forgn Exch Contracts - OTC Purchased                             0
RCL-11.d.2(c)              RCON8715 Equity Contracts - OTC Purchased Optn                            0
RCL-11.d.2(d)              RCON8716 Commodity Contracts - OTC Purch Optn                             0
RCL-11.e(a)                RCON3450 Int Rate Contracts - Gross Swaps                                 0
RCL-11.e(b)                RCON3826 Forgn Exch Contracts - Gross Swaps                               0
RCL-11.e(c)                RCON8719 Equity Contracts - Gross Swaps                                   0
RCL-11.e(d)                RCON8720 Commodity Contracts - Gross Swaps                                0
RCL-12(a)                  RCONA126 Int Rate Contracts - Gross Held Trade                            0
RCL-12(b)                  RCONA127 Forgn Exch Contracts - Gross Held Trd                            0
RCL-12(c)                  RCON8723 Equity Contracts - Gross Held Trading                            0
RCL-12(d)                  RCON8724 Commodity Contracts - Gross Held Trad                            0
RCL-13(a)                  RCON8725 Int Rate Contracts - Marked to Market                            0
RCL-13(b)                  RCON8726 Forgn Exch Contracts - Marked to Mrkt                            0
RCL-13(c)                  RCON8727 Equity Contracts - Marked to Market                              0
RCL-13(d)                  RCON8728 Commodity  Contracts - Marked to Mrkt                            0
RCL-13.a(a)                RCONA589 Int Rate Contracts - Bank Pays Fixed                             0
RCL-14.a.1(a)              RCON8733 Int Rate Contracts Held - Pos Values                             0
RCL-14.a.1(b)              RCON8734 Forgn Exch Contracts Held - Pos Value                            0
RCL-14.a.1(c)              RCON8735 Equity Contracts Held - Pos Values                               0
RCL-14.a.1(d)              RCON8736 Commodity Contracts Held - Pos Value                             0
RCL-14.a.2(a)              RCON8737 Int Rate Contracts Held - Neg Values                             0
RCL-14.a.2(b)              RCON8738 Forgn Exch Contracts Held - Neg Value                            0
RCL-14.a.2(c)              RCON8739 Equity Contracts Held - Neg Values                               0
RCL-14.a.2(d)              RCON8740 Commodity Contracts Held - Neg Value                             0
RCL-14.b.1(a)              RCON8741 Int Rate Contracts Markd- Pos Values                             0
RCL-14.b.1(b)              RCON8742 Forgn Exch Contracts Markd- Pos Value                            0
RCL-14.b.1(c)              RCON8743 Equity Contracts Markd- Pos Values                               0
RCL-14.b.1(d)              RCON8744 Commodity Contracts Markd- Pos Value                             0
RCL-14.b.2(a)              RCON8745 Int Rate Contracts Markd- Neg Values                             0
RCL-14.b.2(b)              RCON8746 Forgn Exch Contracts Markd- Neg Value                            0
RCL-14.b.2(c)              RCON8747 Equity Contracts Markd- Neg Values                               0
RCL-14.b.2(d)              RCON8748 Commodity Contracts Markd- Neg Value                             0
RCM-1.a                    RCON6164 Credit to Executives/Principals                                  0
RCM-1.b                    RCON6165 Number of Execs Who Borrowed $500K/5%                            0
RCM-2.a                    RCON3164 Mtge Servicing Rights                                            0
RCM-2.a.1                  RCONA590 Mort Serv Rights - Est Fair Value                                0
RCM-2.b                    RCONB026 Purchased creditcard rels and nonmortgag                         0
RCM-2.c                    RCON5507 Other Intangible - All Other                                     0
RCM-2.d                    RCON0426 Intangible Assets-Total                                          0
RCM-3.a                    RCON5372 Othr Real Estate - Direct & Indirect                             0


                                      -11-

RCM-3.b.1                  RCON5508 Othr Real Estate - Construction                                  0
RCM-3.b.2                  RCON5509 Othr Real Estate - Farmland                                      0
RCM-3.b.3                  RCON5510 Othr Real Estate - 1-4 Family Residnt                            0
RCM-3.b.4                  RCON5511 Othr Real Estate - Multifamily Resid                             0
RCM-3.b.5                  RCON5512 Othr Real Estate - Nonfarm Nonresiden                            0
RCM-3.c                    RCON2150 Othr Real Estate - Total                                         0
RCM-4.a                    RCON5374 Inves - Direct & Indirect invest R/E                             0
RCM-4.b                    RCON5375 Inves - All othr invest unconsol subs                            0
RCM-4.c                    RCON2130 Investmnts in unconsold subs - Total                             0
RCM-5.a.1                  RCON2651 FHLB advance -maturity <1 year                                   0
RCM-5.a.2                  RCONB565 FHLB advance -maturity 1 to 3 years                              0
RCM-5.a.3                  RCONB566 FHLB advance -maturity >3 years                                  0
RCM-5.b.1                  RCONB571 Other borrowings -maturity <1 year                               0
RCM-5.b.2                  RCONB567 Other borrowings -maturity 1 to 3 years                          0
RCM-5.b.3                  RCONB568 Other borrowings -maturity >3 years                              0
RCM-5.c                    RCON3190 Other Borrowed Money - Total                                     0
RCM-6                      RCONB569 Sell prvt party mutual funds/annuit?Y/N                          NO
RCM-7                      RCONB570 Assets - mutual funds/annuities                                  0
RCN-1.a(a)                 RCON2759 Secured Loans - Const: 30-89 Days                                0
RCN-1.a(b)                 RCON2769 Secured Loans - Const: 90+ Days                                  0
RCN-1.a(c)                 RCON3492 Secured Loans - Const: Nonaccrual                                0
RCN-1.b(a)                 RCON3493 Secured Loans - Farmland: 30-89 Days                             0
RCN-1.b(b)                 RCON3494 Secured Loans - Farmland: 90+ Days                               0
RCN-1.b(c)                 RCON3495 Secured Loans - Farmland: Nonaccrual                             0
RCN-1.c.1(a)               RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days                             0
RCN-1.c.1(b)               RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                               0
RCN-1.c.1(c)               RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                             0
RCN-1.c.2(a)               RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days                             0
RCN-1.c.2(b)               RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                               0
RCN-1.c.2(c)               RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual                             0
RCN-1.d(a)                 RCON3499 Secured Loans - Multifam: 30-89 Days                             0
RCN-1.d(b)                 RCON3500 Secured Loans - Multifam: 90+ Days                               0
RCN-1.d(c)                 RCON3501 Secured Loans - Multifam: Nonaccrual                             0
RCN-1.e(a)                 RCON3502 Secured Loans - Non Farm: 30-89 Days                             0
RCN-1.e(b)                 RCON3503 Secured Loans - Non Farm: 90+ Days                               0
RCN-1.e(c)                 RCON3504 Secured Loans - Non Farm: Nonaccrual                             0
RCN-2(a)                   RCONB834 Loans to Deposit. Inst: 30-89 Days                               0
RCN-2(b)                   RCONB835 Loans to Deposit. Inst: 90+ Days                                 0
RCN-2(c)                   RCONB836 Loans to Deposit. Inst: Nonaccrual                               0
RCN-4(a)                   RCON1606 Cml/Indust Loans: 30-89 Days                                     0
RCN-4(b)                   RCON1607 Cml/Indust Loans: 90+ Days                                       0
RCN-4(c)                   RCON1608 Cml/Indust Loans: Nonaccrual                                     0
RCN-5.a(a)                 RCONB575 Indv. Loans-Credit cards: 30-89 Days                             0
RCN-5.a(b)                 RCONB576 Indv. Loans-Credit cards: 90+ Days                               0
RCN-5.a(c)                 RCONB577 Indv. Loans-Credit cards: Nonaccrual                             0
RCN-5.b(a)                 RCONB578 Indv. Loans-Other: 30-89 Days                                    0
RCN-5.b(b)                 RCONB579 Indv. Loans-Other: 90+ Days                                      0
RCN-5.b(c)                 RCONB580 Indv. Loans-Other: Nonaccrual                                    0
RCN-6(a)                   RCON5389 Loans Foreign Govs: 30-89 Days                                   0
RCN-6(b)                   RCON5390 Loans Foreign Govs: 90+ Days                                     0
RCN-6(c)                   RCON5391 Loans Foreign Govs: Nonaccrual                                   0


                                     -12-

RCN-7(a)                   RCON5459 Other: 30-89 Days                                                0
RCN-7(b)                   RCON5460 Other: 90+ Days                                                  0
RCN-7(c)                   RCON5461 Other: Nonaccrual                                                0
RCN-8(a)                   RCON1226 Lease Finance Rcv: 30-89 Days                                    0
RCN-8(b)                   RCON1227 Lease Finance Rcv: 90+ Days                                      0
RCN-8(c)                   RCON1228 Lease Finance Rcv: Nonaccrual                                    0
RCN-9(a)                   RCON3505 Debt Securities: 30-89 Days                                      0
RCN-9(b)                   RCON3506 Debt Securities: 90+ Days                                        0
RCN-9(c)                   RCON3507 Debt Securities: Nonaccrual                                      0
RCN-10(a)                  RCON5612 Loans/Leases US Guaranteed-30-89 Days                            0
RCN-10(b)                  RCON5613 Loans/Leases US Guaranteed- 90+ Days                             0
RCN-10(c)                  RCON5614 Loans/Leases US Guaranteed-Nonaccrual                            0
RCN-10.a(a)                RCON5615 Loans/Leases Guaranteed: 30-89 Days                              0
RCN-10.a(b)                RCON5616 Loans/Leases Guaranteed: 30-89 Days                              0
RCN-10.a(c)                RCON5617 Loans/Leases Guaranteed: 30-89 Days                              0
RCN-M.1(a)                 RCON1658 Restruc'd: 30-89 Days                                            0
RCN-M.1(b)                 RCON1659 Restruc'd: 90+ Days                                              0
RCN-M.1(c)                 RCON1661 Restruc'd: Nonaccrual                                            0
RCN-M.2(a)                 RCON6558 Comm Real Estate Loans: 30-89 Days                               0
RCN-M.2(b)                 RCON6559 Comm Real Estate Loans: 90+ Days                                 0
RCN-M.2(c)                 RCON6560 Comm Real Estate Loans: Nonaccrual                               0
RCN-M.3.a(a)               RCON1248 RE  NonUS: 30-89 Days                                            N/A
RCN-M.3.a(b)               RCON1249 RE  NonUS: 90+ Days                                              N/A
RCN-M.3.a(c)               RCON1250 RE  NonUS: Nonaccrual                                            N/A
RCN-M.3.b(a)               RCON5380 Loans US Deps: Foreign:  30-89 Days                              N/A
RCN-M.3.b(b)               RCON5381 Loans US Deps: Foreign:  90+ Days                                N/A
RCN-M.3.b(c)               RCON5382 Loans US Deps: Foreign:  Nonaccrual                              N/A
RCN-M.3.c(a)               RCON1254 Coml/Indl  NonUS: 30-89 Days                                     N/A
RCN-M.3.c(b)               RCON1255 Coml/Indl  NonUS: 90+ Days                                       N/A
RCN-M.3.c(c)               RCON1256 Coml/Indl  NonUS: Nonaccrual                                     N/A
RCN-M.3.d(a)               RCON1271 Leases  NonUS: 30-89 Days                                        N/A
RCN-M.3.d(b)               RCON1272 Leases  NonUS: 90+ Days                                          N/A
RCN-M.3.d(c)               RCON1791 Leases  NonUS: Nonaccrual                                        N/A
RCN-M.4(a)                 RCON1594 Ag/Farm: 30-89 Days                                              N/A
RCN-M.4(b)                 RCON1597 Ag/Farm: 90+ Days                                                N/A
RCN-M.4(c)                 RCON1583 Ag/Farm: Nonaccrual                                              N/A
RCN-M.5(a)                 RCON3529 Rate/Contract: Replacement:30-89 Days                            N/A
RCN-M.5(b)                 RCON3530 Rate/Contract: Replacement: 90+ Days                             N/A
RCO-1.a                    RCON0030 Unposted Debits                                                  0
RCO-1.b.1                  RCON0031 Unposted Debits: Demand                                          N/A
RCO-1.b.2                  RCON0032 Unposted Debits: Time/Savings                                    N/A
RCO-2.a                    RCON3510 Unposted Credits                                                 0
RCO-2.b.1                  RCON3512 Unposted Credits: Demand                                         N/A
RCO-2.b.2                  RCON3514 Unposted Credits: Time/Savings                                   N/A
RCO-3                      RCON3520 Uninvested Trust Fund Cash                                       0
RCO-4.a                    RCON2211 Demand Dep Consolidated Subsidiaries                             0
RCO-4.b                    RCON2351 Time/Sav Dep Consolidated Subsidiarie                            0
RCO-4.c                    RCON5514 Int accrued/unpaid on deps of con sub                            0
RCO-6.a                    RCON2314 Passed-Through: Demand                                           0
RCO-6.b                    RCON2315 Passed-through: Time/Saving                                      0
RCO-7.a                    RCON5516 Unamortized premiums                                             0


                                      -13-

RCO-7.b                    RCON5517 Unamortized discounts                                            0
RCO-8.a.1                  RCONA531 OAKAR: Total Deposits Purchased                                  0
RCO-8.a.2                  RCONA532 OAKAR: Amt of Purchased Deposits                                 0
RCO-8.b                    RCONA533 OAKAR: Total Deposits Sold                                       0
RCO-10                     RCON8432 Deposit Institution Invest. Contracts                            0
RCO-11.a                   RCON8785 Reciprocal Demand Bals - Savings Asc.                            0
RCO-11.b                   RCONA181 Reciprocal Demand Bals - Foreign Brch                            0
RCO-11.c                   RCONA182 Reciprocal Demand Bals - Cash Items                              0
RCO-12.a                   RCONA527 Amt of Assets netted agst dem deps                               0
RCO-12.b                   RCONA528 Amt of Assets netted agst tim/svg dep                            0
RCO-M.1.a.1                RCON2702 Deposits <$100 000                                               0
RCO-M.1.a.2                RCON3779 Number of Dep. Accounts <$100 000                                N/A
RCO-M.1.b.1                RCON2710 Deposits >$100 000                                               0
RCO-M.1.b.2                RCON2722 Number of Dep. Accounts >$100 000                                0
RCO-M.2.a                  RCON6861 Yes/No: Bank has a better method/proc                            NO
RCO-M.2.b                  RCON5597 Uninsured Deposit Amount                                         0
RCO-M.3                    RCONA545 Cert No of consolidated inst.                                    N/A
RCR-1                      RCON3210 Total Equity/Capital                                             48778
RCR-2                      RCON8434 Unrealized holding gain(loss) secur.                             3
RCR-3                      RCONA221 LESS: loss on avail-for-sale securities                          0
RCR-4                      RCON4336 Accm net gains(loss) on cash flow hedges                         0
RCR-5                      RCONB588 LESS: nonqual perpetual preferred stock                          0
RCR-6                      RCONB589 Qualifying minority interests                                    0
RCR-7                      RCONB590 LESS:Disallowed goodwill/intangbl assets                         0
RCR-8                      RCONB591 LESS:Disallowd svc assets/purchased cca                          0
RCR-9                      RCON5610 LESS:Disallowed deferred tax assets                              0
RCR-10                     RCONB592 Other add to(deduct from)Tier 1 capt                             0
RCR-11                     RCON8274 Tier 1 capital                                                   48775
RCR-12                     RCON5306 Qual subord debt/redeem preferred stock                          0
RCR-13                     RCONB593 Cml perpetual preferred stock                                    0
RCR-14                     RCON5310 Allowance for loan/lease losses                                  0
RCR-15                     RCON2221 Unrealized gains on avail-for-sale sec                           0
RCR-16                     RCONB594 Other Tier 2 cptl components                                     0
RCR-17                     RCON5311 Tier 2 Capital                                                   0
RCR-18                     RCON8275 Allowable Tier 2 cptl                                            0
RCR-19                     RCON1395 Tier 3 cptl allocated for market risk                            0
RCR-20                     RCONB595 LESS: Deductions for ttl risk-based cptl                         0
RCR-21                     RCON3792 Total risk-based capital                                         48775
RCR-22                     RCON3368 Avg total assets                                                 97348
RCR-23                     RCONB590 LESS:Disallowed goodwill/intangbl assets                         0
RCR-24                     RCONB591 LESS:Disallowd svc assets/purchased cca                          0
RCR-25                     RCON5610 LESS:Disallowed deferred tax assets                              0
RCR-26                     RCONB596 LESS:Other deduct from assets/lev cptl                           0
RCR-27                     RCONA224 Avg total assets for leverage cptl                               97348
RCR-28                     RCONB503 Adj to total risk-based cptl reported                            0
RCR-29                     RCONB504 Adj to risk-weighted assets reported                             0
RCR-30                     RCONB505 Adj to avg total assers reported                                 0
RCR-31(a)                  RCON7273 Tier 1 leverage ratio-financial subs                             50.10%
RCR-31(b)                  RCON7204 Tier 1 leverag -All Banks                                        50.10%
RCR-32(a)                  RCON7274 T1 risk-based cptl ratio-financial subs                          109.52%
RCR-32(b)                  RCON7206 T1 risk-based cptl ratio-All banks                               109.52%


                                     -14-

RCR-33(a)                  RCON7275 Ttl risk-based cptl-financial subs                               109.52%
RCR-33(b)                  RCON7205 Ttl risk-based cptl-All banks                                    109.52%
RCR-34(a)                  RCON0010 Ttl: Cash & bal due from deposit inst                            61694
RCR-34(c)                  RCONB600 0% Risk Weight: Cash & bal due                                   0
RCR-34(d)                  RCONB601 20% Risk Weight: Cash & bal due                                  61694
RCR-34(f)                  RCONB602 100% Risk Weight: Cash & bal due                                 0
RCR-35(a)                  RCON1754 Ttl: Securities Held-to-Maturity                                 0
RCR-35(b)                  RCONB603 No Risk-Weighting: Sec Held-to-Maturity                          0
RCR-35(c)                  RCONB604 0% Risk Weight: Sec Held-to-Maturity                             0
RCR-35(d)                  RCONB605 20% Risk Weight: Sec Held-to-Maturity                            0
RCR-35(e)                  RCONB606 50% Risk Weight: Sec Held-to-Maturity                            0
RCR-35(f)                  RCONB607 100% Risk Weight: Sec Held-to-Maturity                           0
RCR-36(a)                  RCON1773 Ttl: Available-for-sale                                          255
RCR-36(b)                  RCONB608 No Risk-Weighting: Available-for-sale                            5
RCR-36(c)                  RCONB609 0% Risk Weight: Available-for-sale                               250
RCR-36(d)                  RCONB610 20% Risk Weight: Available-for-sale                              0
RCR-36(e)                  RCONB611 50% Risk Weight: Available-for-sale                              0
RCR-36(f)                  RCONB612 100% Risk Weight: Available-for-sale                             0
RCR-37(a)                  RCON1350 Ttl: Fed Funds Sold & Secs Purchased                             0
RCR-37(c)                  RCONB613 0% Risk Weight: Fed Funds Sold & Sec                             0
RCR-37(d)                  RCONB614 20% Risk Weight: Fed Funds Sold & Sec                            0
RCR-37(f)                  RCONB616 100% Risk Weight: Fed Funds Sold & Sec                           0
RCR-38(a)                  RCON5369 Ttl: Loans & leases held for sale                                0
RCR-38(b)                  RCONB617 No Risk-Weighting:Loans & leases held                            0
RCR-38(c)                  RCONB618 0% Risk Weight: Loans & leases held                              0
RCR-38(d)                  RCONB619 20% Risk Weight: Loans & leases held                             0
RCR-38(e)                  RCONB620 50% Risk Weight: Loans & leases held                             0
RCR-38(f)                  RCONB621 100% Risk Weight: Loans & leases held                            0
RCR-39(a)                  RCONB528 Ttl: Loans & leases,net of unearned Inc                          0
RCR-39(b)                  RCONB622 No Risk-Weighting:Loans & leases,net                             0
RCR-39(c)                  RCONB623 0% Risk Weight:Loans & leases,net                                0
RCR-39(d)                  RCONB624 20% Risk Weight:Loans & leases,net                               0
RCR-39(e)                  RCONB625 50% Risk Weight:Loans & leases,net                               0
RCR-39(f)                  RCONB626 100% Risk Weight:Loans & leases,net                              0
RCR-40(a)                  RCON3123 LESS:Allow for Ln and Lse Loss-Total                             0
RCR-40(b)                  RCON3123 LESS:Allow for Ln & Lse Loss-No Rsk Wght                         0
RCR-41(a)                  RCON3545 Ttl: Trading assets                                              N/A
RCR-41(b)                  RCONB627 No Risk-Weighting: Trading assets                                0
RCR-41(c)                  RCONB628 0% Risk Weight: Trading assets                                   0
RCR-41(d)                  RCONB629 20% Risk Weight: Trading assets                                  0
RCR-41(e)                  RCONB630 50% Risk Weight: Trading assets                                  0
RCR-41(f)                  RCONB631 100% Risk Weight: Trading assets                                 0
RCR-42(a)                  RCONB639 Ttl: All other assets                                            32960
RCR-42(b)                  RCONB640 No Risk-Weighting: All other assets                              0
RCR-42(c)                  RCONB641 0% Risk Weight: All other assets                                 763
RCR-42(d)                  RCONB642 20% Risk Weight: All other assets                                0
RCR-42(e)                  RCONB643 50% Risk Weight: All other assets                                0
RCR-42(f)                  RCON5339 100% Risk Weight: All other assets                               32197
RCR-43(a)                  RCON2170 Ttl: Total assets                                                94909
RCR-43(b)                  RCONB644 No Risk-Weighting: Total assets                                  5
RCR-43(c)                  RCON5320 0% Risk Weight: Total assets                                     1013


                                      -15-

RCR-43(d)                  RCON5327 20% Risk Weight: Total assets                                    61694
RCR-43(e)                  RCON5334 50% Risk Weight: Total assets                                    0
RCR-43(f)                  RCON5340 100% Risk Weight: Total assets                                   32197
RCR-44(a)                  RCON3819 Value/Amount: Fncl Stndby Ltrs of Crdt                           0
RCR-44(b)                  RCONB645 Credit Equiv: Fncl Stndby Ltrs of Crdt                           0
RCR-44(c)                  RCONB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt                         0
RCR-44(d)                  RCONB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt                         0
RCR-44(e)                  RCONB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt                         0
RCR-44(f)                  RCONB649 100% Risk Weight:Fncl Stndby Ltr of Crdt                         0
RCR-45(a)                  RCON3821 Value/Amount: Prf Stndby Ltrs of Crdt                            0
RCR-45(b)                  RCONB650 Credit Equiv: Prf Stndby Ltrs of Crdt                            0
RCR-45(c)                  RCONB651 0% Risk Weight: Prf Stndby Ltrs of Crdt                          0
RCR-45(d)                  RCONB652 20% Risk Weight:Prf Stndby Ltrs of Crdt                          0
RCR-45(e)                  RCONB653 50% Risk Weight:Prf Stndby Ltrs of Crdt                          0
RCR-45(f)                  RCONB654 100% Risk Weight:Prf Stndby Ltr of Crdt                          0
RCR-46(a)                  RCON3411 Value/Amount: Cml & Similar Ltrs of Crdt                         0
RCR-46(b)                  RCONB655 Credit Equiv: Cml & Similar Ltrs of Crdt                         0
RCR-46(c)                  RCONB656 0% Risk Weight: Cml & Sim Ltrs of Crdt                           0
RCR-46(d)                  RCONB657 20% Risk Weight: Cml & Sim Ltrs of Crdt                          0
RCR-46(e)                  RCONB658 50% Risk Weight: Cml & Sim Ltrs of Crdt                          0
RCR-46(f)                  RCONB659 100% Risk Weight: Cml & Sim Ltrs of Crdt                         0
RCR-47(a)                  RCON3429 Value/Amount: Prts in Accpt Acquired                             0
RCR-47(b)                  RCONB660 Credit Equiv: Prts in Accpt Acquired                             0
RCR-47(c)                  RCONB661 0% Risk Weight: Prts in Accpt Acquired                           0
RCR-47(d)                  RCONB662 20% Risk Weight: Prts in Accpt Acquired                          0
RCR-47(f)                  RCONB663 100% Risk Weight: Prts in Accpt Acquired                         0
RCR-48(a)                  RCON3433 Value/Amount: Securities lent                                    0
RCR-48(b)                  RCONB664 Credit Equiv: Securities lent                                    0
RCR-48(c)                  RCONB665 0% Risk Weight: Securities lent                                  0
RCR-48(d)                  RCONB666 20% Risk Weight: Securities lent                                 0
RCR-48(e)                  RCONB667 50% Risk Weight: Securities lent                                 0
RCR-48(f)                  RCONB668 100% Risk Weight: Securities lent                                0
RCR-49(a)                  RCONA250 Value/Amount:Rtnd recse on SB oblig                              0
RCR-49(b)                  RCONB669 Credit Equiv:Rtnd recse on SB oblig                              0
RCR-49(c)                  RCONB670 0% Risk weight:Rtnd recse on SB oblig                            0
RCR-49(d)                  RCONB671 20% Risk weight:Rtnd recse on SB oblig                           0
RCR-49(e)                  RCONB672 50% Risk weight:Rtnd recse on SB oblig                           0
RCR-49(f)                  RCONB673 100% Risk weight:Rtnd recse on SB oblig                          0
RCR-50(a)                  RCON1727 Value/Amount: Rtnd recse on fin assets                           0
RCR-50(b)                  RCON2243 Credit Equiv: Rtnd recse on fin assets                           0
RCR-50(f)                  RCONB674 100% Rsk wght:Rtnd recse on fin assets                           0
RCR-51(a)                  RCONB675 Value/Amount: All other fin assets                               0
RCR-51(b)                  RCONB676 Credit Equiv: All other fin assets                               0
RCR-51(c)                  RCONB677 0% Risk weight: All other fin assets                             0
RCR-51(d)                  RCONB678 20% Risk weight: All other fin assets                            0
RCR-51(e)                  RCONB679 50% Risk weight: All other fin assets                            0
RCR-51(f)                  RCONB680 100% Risk weight: All other fin assets                           0
RCR-52(a)                  RCONB681 Value/Amount: All other off-bal liab                             0
RCR-52(b)                  RCONB682 Credit Equiv: All other off-bal liab                             0
RCR-52(c)                  RCONB683 0% Risk Weight: All other off-bal liab                           0
RCR-52(d)                  RCONB684 20% Risk Weight: All other off-bal liab                          0


                                      -16-

RCR-52(e)                  RCONB685 50% Risk Weight: All other off-bal liab                          0
RCR-52(f)                  RCONB686 100% Risk Weight: All other off-bal liab                         0
RCR-53(a)                  RCON3833 Value/Amount: Unused Commit > 1 yr                               0
RCR-53(b)                  RCONB687 Credit Equiv: Unused Commit > 1 yr                               0
RCR-53(c)                  RCONB688 0% Risk Weight: Unused Commit > 1 yr                             0
RCR-53(d)                  RCONB689 20% Risk Weight: Unused Commit > 1 yr                            0
RCR-53(e)                  RCONB690 50% Risk Weight: Unused Commit > 1 yr                            0
RCR-53(f)                  RCONB691 100% Risk Weight: Unused Commit > 1 yr                           0
RCR-54(b)                  RCONA167 Credit Equiv: Derivative contracts                               0
RCR-54(c)                  RCONB693 0% Risk Weight: Derivative contracts                             0
RCR-54(d)                  RCONB694 20% Risk Weight: Derivative contracts                            0
RCR-54(e)                  RCONB695 50% Risk Weight: Derivative contracts                            0
RCR-55(c)                  RCONB696 0% Rsk Wght: Ttl assets,derv, off bal                            1013
RCR-55(d)                  RCONB697 20% Rsk Wght: Ttl assets,derv, off bal                           61694
RCR-55(e)                  RCONB698 50% Rsk Wght: Ttl assets,derv, off bal                           0
RCR-55(f)                  RCONB699 100% Rsk Wght: Ttl assets,derv, off bal                          32197
RCR-57(c)                  RCONB700 0% Rsk Wght: Rsk Weighted Assets                                 0
RCR-57(d)                  RCONB701 20% Rsk Wght: Rsk Weighted Assets                                12339
RCR-57(e)                  RCONB702 50% Rsk Wght: Rsk Weighted Assets                                0
RCR-57(f)                  RCONB703 100% Rsk Wght: Rsk Weighted Assets                               32197
RCR-58(f)                  RCON1651 Market rsk equiv assets                                          0
RCR-59(f)                  RCONB704 Rsk weighted before deduct for excess                            44536
RCR-60(f)                  RCONA222 LESS: Excess allow for loan/lease loss                           0
RCR-61(f)                  RCON3128 LESS: Allocated transfer risk reserve                            0
RCR-62(f)                  RCONA223 Total risk-weighted assets                                       44536
RCR-M.1                    RCON8764 Credit Exp - Off-Bal Sheet Derivative                            0
RCR-M.2.a(a)               RCON3809 Derivative Int Rate Contracts < 1 YR                             0
RCR-M.2.a(b)               RCON8766 Derivative Int Rate Contracts 1-5 YRS                            0
RCR-M.2.a(c)               RCON8767 Derivative Int Rate Contracts > 5 YRS                            0
RCR-M.2.b(a)               RCON3812 Derivative Fgn Exch Contracts < 1 YR                             0
RCR-M.2.b(b)               RCON8769 Derivative Fgn Exch Contracts 1-5 YRS                            0
RCR-M.2.b(c)               RCON8770 Derivative Fgn Exch Contracts > 5 YRS                            0
RCR-M.2.c(a)               RCON8771 Derivative   Gold   Contracts < 1 YR                             0
RCR-M.2.c(b)               RCON8772 Derivative   Gold   Contracts 1-5 YRS                            0
RCR-M.2.c(c)               RCON8773 Derivative   Gold   Contracts > 5 YRS                            0
RCR-M.2.d(a)               RCON8774 Derivative P Metals Contracts < 1 YR                             0
RCR-M.2.d(b)               RCON8775 Derivative P Metals Contracts 1-5 YRS                            0
RCR-M.2.d(c)               RCON8776 Derivative P Metals Contracts > 5 YRS                            0
RCR-M.2.e(a)               RCON8777 Derivative Commodity Contrcts < 1 YR                             0
RCR-M.2.e(b)               RCON8778 Derivative Commodity Contrcts 1-5 YRS                            0
RCR-M.2.e(c)               RCON8779 Derivative Commodity Contrcts > 5 YRS                            0
RCR-M.2.f(a)               RCONA000 Derivative  Equity  Contracts < 1 YR                             0
RCR-M.2.f(b)               RCONA001 Derivative  Equity  Contracts 1-5 YRS                            0
RCR-M.2.f(c)               RCONA002 Derivative  Equity  Contracts > 5 YRS                            0
RCS-1(a)                   RCONB705 BSA-Outstndng prncpl: 1-4 Res                                    N/A
RCS-1(b)                   RCONB706 BSA-Outstndng prncpl: Hme Equity                                 N/A
RCS-1(c)                   RCONB707 BSA-Outstndng prncpl: C Card Rcv                                 N/A
RCS-1(d)                   RCONB708 BSA-Outstndng prncpl: Auto Loans                                 N/A
RCS-1(e)                   RCONB709 BSA-Outstndng prncpl: Other Cons                                 N/A
RCS-1(f)                   RCONB710 BSA-Outstndng prncpl: Cml/Indus                                  N/A
RCS-1(g)                   RCONB711 BSA-Outstndng prncpl: All Other                                  N/A


                                      -17-

RCS-2.a(a)                 RCONB712 BSA-Max amount(Retained inst):1-4 Res                            N/A
RCS-2.a(b)                 RCONB713 BSA-Max amount(Retained inst):Hme Equity                         N/A
RCS-2.a(c)                 RCONB714 BSA-Max amount(Retained inst):C Card Rcv                         N/A
RCS-2.a(d)                 RCONB715 BSA-Max amount(Retained inst):Auto Loans                         N/A
RCS-2.a(e)                 RCONB716 BSA-Max amount(Retained inst):Other Cons                         N/A
RCS-2.a(f)                 RCONB717 BSA-Max amount(Retained inst):Cml/Indus                          N/A
RCS-2.a(g)                 RCONB718 BSA-Max amount(Retained inst):All Other                          N/A
RCS-2.b(a)                 RCONB719 BSA-Max amount(Stndby Lttrs):1-4 Res                             N/A
RCS-2.b(b)                 RCONB720 BSA-Max amount(Stndby Lttrs):Hme Equity                          N/A
RCS-2.b(c)                 RCONB721 BSA-Max amount(Stndby Lttrs):C Card Rcv                          N/A
RCS-2.b(d)                 RCONB722 BSA-Max amount(Stndby Lttrs):Auto Loans                          N/A
RCS-2.b(e)                 RCONB723 BSA-Max amount(Stndby Lttrs):Other Cons                          N/A
RCS-2.b(f)                 RCONB724 BSA-Max amount(Stndby Lttrs):Cml/Indus                           N/A
RCS-2.b(g)                 RCONB725 BSA-Max amount(Stndby Lttrs):All Other                           N/A
RCS-3(a)                   RCONB726 BSA-Rpt Bnk's unused commit: 1-4 Res                             N/A
RCS-3(b)                   RCONB727 BSA-Rpt Bnk's unused commit: Hme Equity                          N/A
RCS-3(c)                   RCONB728 BSA-Rpt Bnk's unused commit: C Card Rcv                          N/A
RCS-3(d)                   RCONB729 BSA-Rpt Bnk's unused commit: Auto Loans                          N/A
RCS-3(e)                   RCONB730 BSA-Rpt Bnk's unused commit: Other Cons                          N/A
RCS-3(f)                   RCONB731 BSA-Rpt Bnk's unused commit: Cml/Indus                           N/A
RCS-3(g)                   RCONB732 BSA-Rpt Bnk's unused commit: All Other                           N/A
RCS-4.a(a)                 RCONB733 BSA-Pst  due loans,30-89 days:1-4 Res                            N/A
RCS-4.a(b)                 RCONB734 BSA-Pst due loans,30-89 days:Hme Equity                          N/A
RCS-4.a(c)                 RCONB735 BSA-Pst due loans,30-89 days:C Card Rcv                          N/A
RCS-4.a(d)                 RCONB736 BSA-Pst due loans,30-89 days:Auto Loans                          N/A
RCS-4.a(e)                 RCONB737 BSA-Pst due loans,30-89 days:Other Cons                          N/A
RCS-4.a(f)                 RCONB738 BSA-Pst due loans,30-89 days:Cml/Indus                           N/A
RCS-4.a(g)                 RCONB739 BSA-Pst due loans,30-89 days:All Other                           N/A
RCS-4.b(a)                 RCONB740 BSA-Pst  due loans,90+ days:1-4 Res                              N/A
RCS-4.b(b)                 RCONB741 BSA-Pst due loans,90+ days:Hme Equity                            N/A
RCS-4.b(c)                 RCONB742 BSA-Pst due loans,90+ days:C Card Rcv                            N/A
RCS-4.b(d)                 RCONB743 BSA-Pst due loans,90+ days:Auto Loans                            N/A
RCS-4.b(e)                 RCONB744 BSA-Pst due loans,90+ days:Other Cons                            N/A
RCS-4.b(f)                 RCONB745 BSA-Pst due loans,90+ days:Cml/Indus                             N/A
RCS-4.b(g)                 RCONB746 BSA-Pst due loans,90+ days:All Other                             N/A
RCS-5.a(a)                 RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res                             N/A
RCS-5.a(b)                 RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity                          N/A
RCS-5.a(c)                 RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv                          N/A
RCS-5.a(d)                 RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans                          N/A
RCS-5.a(e)                 RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons                          N/A
RCS-5.a(f)                 RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus                           N/A
RCS-5.a(g)                 RIADB753 BSA-C/O & Rcv on assets(C/O):All Other                           N/A
RCS-5.b(a)                 RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res                            N/A
RCS-5.b(b)                 RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity                         N/A
RCS-5.b(c)                 RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv                         N/A
RCS-5.b(d)                 RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans                         N/A
RCS-5.b(e)                 RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons                         N/A
RCS-5.b(f)                 RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus                          N/A
RCS-5.b(g)                 RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other                          N/A
RCS-6.a(b)                 RCONB761 BSA-Amt of ownrshp-Securities:Hme Equity                         N/A
RCS-6.a(c)                 RCONB762 BSA-Amt of ownrshp-Securities:C Card Rcv                         N/A


                                      -18-

RCS-6.a(f)                 RCONB763 BSA-Amt of ownrshp-Securities:Cml/Indus                          N/A
RCS-6.b(b)                 RCONB500 BSA-Amt of ownrshp-Loans:Hme Equity                              N/A
RCS-6.b(c)                 RCONB501 BSA-Amt of ownrshp-Loans:C Card Rcv                              N/A
RCS-6.b(f)                 RCONB502 BSA-Amt of ownrshp-Loans:Cml/Indus                               N/A
RCS-7.a(b)                 RCONB764 BSA-Pst due loans,30-89 days:Hme Equity                          N/A
RCS-7.a(c)                 RCONB765 BSA-Pst due loans,30-89 days:C Card Rcv                          N/A
RCS-7.a(f)                 RCONB766 BSA-Pst due loans,30-89 days:Cml/Indus                           N/A
RCS-7.b(b)                 RCONB767 BSA-Pst due loans,90+ days:Hme Equity                            N/A
RCS-7.b(c)                 RCONB768 BSA-Pst due loans,90+ days:C Card Rcv                            N/A
RCS-7.b(f)                 RCONB769 BSA-Pst due loans,90+ days:Cml/Indus                             N/A
RCS-8.a(b)                 RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity                           N/A
RCS-8.a(c)                 RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv                           N/A
RCS-8.a(f)                 RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus                            N/A
RCS-8.b(b)                 RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity                          N/A
RCS-8.b(c)                 RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv                          N/A
RCS-8.b(f)                 RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus                           N/A
RCS-9(a)                   RCONB776 Sec Fac-Max amt credit expose:1-4 Res                            N/A
RCS-9(b)                   RCONB777 Sec Fac-Max amt credit expose:Hme Equity                         N/A
RCS-9(c)                   RCONB778 Sec Fac-Max amt credit expose:C Card Rcv                         N/A
RCS-9(d)                   RCONB779 Sec Fac-Max amt credit expose:Auto Loans                         N/A
RCS-9(e)                   RCONB780 Sec Fac-Max amt credit expose:Other Cons                         N/A
RCS-9(f)                   RCONB781 Sec Fac-Max amt credit expose:Cml/Indus                          N/A
RCS-9(g)                   RCONB782 Sec Fac-Max amt credit expose:All other                          N/A
RCS-10(a)                  RCONB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res                             N/A
RCS-10(b)                  RCONB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity                          N/A
RCS-10(c)                  RCONB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv                          N/A
RCS-10(d)                  RCONB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans                          N/A
RCS-10(e)                  RCONB787 Sec Fac-Rpt bank's unusd cmt:Other Cons                          N/A
RCS-10(f)                  RCONB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus                           N/A
RCS-10(g)                  RCONB789 Sec Fac-Rpt bank's unusd cmt:All Other                           N/A
RCS-11(a)                  RCONB790 Bnk Assts-Assets sold w/recourse:1-4 Res                         N/A
RCS-11(b)                  RCONB791 Bnk Assts-Assets sold w/rcrse:Hme Equity                         N/A
RCS-11(c)                  RCONB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv                         N/A
RCS-11(d)                  RCONB793 Bnk Assts-Assets sold w/rcrse:Auto Loans                         N/A
RCS-11(e)                  RCONB794 Bnk Assts-Assets sold w/rcrse:Other Cons                         N/A
RCS-11(f)                  RCONB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus                          N/A
RCS-11(g)                  RCONB796 Bnk Assts-Assets sold w/rcrse:All Other                          N/A
RCS-12(a)                  RCONB797 Bnk Assts-Max amt crdt expose:1-4 Res                            N/A
RCS-12(b)                  RCONB798 Bnk Assts-Max amt crdt expose:Hme Equity                         N/A
RCS-12(c)                  RCONB799 Bnk Assts-Max amt crdt expose:C Card Rcv                         N/A
RCS-12(d)                  RCONB800 Bnk Assts-Max amt crdt expose:Auto Loans                         N/A
RCS-12(e)                  RCONB801 Bnk Assts-Max amt crdt expose:Other Cons                         N/A
RCS-12(f)                  RCONB802 Bnk Assts-Max amt crdt expose:Cml/Indus                          N/A
RCS-12(g)                  RCONB803 Bnk Assts-Max amt crdt expose:All Other                          N/A
RCS-M.1.a                  RCONA249 Sml Bus:Outstanding principal balance                            0
RCS-M.1.b                  RCONA250 Sml Bus:Amts of retained rcrse of oblig                          0
RCS-M.2.a                  RCONB804 OPB:1-4 Fam Res with recourse                                    0
RCS-M.2.b                  RCONB805 OPB:1-4 Fam Res w/o recourse                                     0
RCS-M.2.c                  RCONA591 OPB: Other financial assets                                      0
RCS-M.3.a.1                RCONB806 Asset-backed,max amt-Cndts spnsrd by bnk                         N/A
RCS-M.3.a.2                RCONB807 Asset-bckd,max amt-Cndts spnsrd by other                         N/A


                                     -19-

RCS-M.3.b.1                RCONB808 Asset-bckd,unused-Cndts spnsrd by bnk                            N/A
RCS-M.3.b.2                RCONB809 Asset-bckd,unused-Cndts spnsrd by other                          N/A
RCS-M.4.a.1                RCONA521 1-4 Family: Outstanding Balance                                  0
RCS-M.4.a.2                RCONA522 1-4 Family: Amount of Recourse                                   0
RCS-M.4.b.1                RCONA523 Other Assets: Outstanding Balance                                0
RCS-M.4.b.2                RCONA524 Other Assets: Amount of Recourse                                 0
RCS-M.5                    RCON2742 Lns xtnd under c cards and related plans                         N/A
RCT-1                      RCONA345 Y/N-Does inst have fiduciary powers?                             N/A
RCT-2                      RCONA346 Y/N-Does inst exercise fid pwrs granted?                         N/A
RCT-3                      RCONB867 Y/N-Does inst have any act to report?                            N/A
RCT-4(a)                   RCONB868 Assets-Prsnl Trust: Managed Assts                                N/A
RCT-4(b)                   RCONB869 Assets-Prsnl Trust: Non-Managed Assts                            N/A
RCT-4(c)                   RCONB870 Assets-Prsnl Trust: # Managed Accts                              N/A
RCT-4(d)                   RCONB871 Assets-Prsnl Trust: # Non-Mngd Accts                             N/A
RCT-5.a(a)                 RCONB872 Assets-Ret Rel,Emp contr: Mngd Assts                             N/A
RCT-5.a(b)                 RCONB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts                         N/A
RCT-5.a(c)                 RCONB874 Assets-Ret Rel,Emp contr:# Mngd Accts                            N/A
RCT-5.a(d)                 RCONB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts                         N/A
RCT-5.b(a)                 RCONB876 Assets-Ret Rel,Emp benft:Mngd Assts                              N/A
RCT-5.b(b)                 RCONB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts                          N/A
RCT-5.b(c)                 RCONB878 Assets-Ret Rel,Emp benft:# Mngd Accts                            N/A
RCT-5.b(d)                 RCONB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts                         N/A
RCT-5.c(a)                 RCONB880 Assets-Ret Rel,Other ret: Mngd Assts                             N/A
RCT-5.c(b)                 RCONB881 Assets-Ret Rel,Other ret: Non-Mngd Assts                         N/A
RCT-5.c(c)                 RCONB882 Assets-Ret Rel,Other ret:# Mngd Accts                            N/A
RCT-5.c(d)                 RCONB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts                         N/A
RCT-6(a)                   RCONB884 Assets-Corp trust/agency:Mngd Assts                              N/A
RCT-6(b)                   RCONB885 Assets-Corp trust/agency:Non-Mngd Assts                          N/A
RCT-6(c)                   RCONC001 Assets-Corp trust/agency:#  Mngd Accts                           N/A
RCT-6(d)                   RCONC002 Assets-Corp trust/agency:# Non-Mgd Accts                         N/A
RCT-7(a)                   RCONB886 Assets-Invst Mgmnt Accts:Mngd Assts                              N/A
RCT-7(c)                   RCONB888 Assets-Invst Mgmnt Accts:# Mngd Accts                            N/A
RCT-8(a)                   RCONB890 Assets-Other Fiduciary Accts:Mngd Assts                          N/A
RCT-8(b)                   RCONB891 Assets-Other Fid Accts:Non-Mngd Assts                            N/A
RCT-8(c)                   RCONB892 Assets-Other Fid Accts:# Mngd Accts                              N/A
RCT-8(d)                   RCONB893 Assets-Other Fid Accts:# Non-Mngd Accts                          N/A
RCT-9(a)                   RCONB894 Assets-Total Fid Accts:Mngd Assts                                N/A
RCT-9(b)                   RCONB895 Assets-Total Fid Accts:Non-Mngd                                  N/A
RCT-9(c)                   RCONB896 Assets-Total Fid Accts:# Mngd Accts                              N/A
RCT-9(d)                   RCONB897 Assets-Total Fid Accts:# Non-Mngd Accts                          N/A
RCT-10(b)                  RCONB898 Assets-Cust/Safekpng:Non-Mngd Assts                              N/A
RCT-10(d)                  RCONB899 Assets-Cust/Safekpng:# Non-Mngd Assts                            N/A
RCT-12                     RIADB904 Income-Personal Trust/Agency Accts                               N/A
RCT-13.a                   RIADB905 Income-Ret Rel,Emp benefit-def contr                             N/A
RCT-13.b                   RIADB906 Income-Ret Ret,Emp benefit-def benefit                           N/A
RCT-13.c                   RIADB907 Income-Ret Rel,Other Retirement Accts                            N/A
RCT-14                     RIADA479 Income-Corporate Trust/Agency Accts                              N/A
RCT-15                     RIADB908 Income-Investment Mngmnt Agency Accts                            N/A
RCT-16                     RIADA480 Income-Other Fiduciary Accts                                     N/A
RCT-17                     RIADB909 Income-Custody/Safekeeping Accts                                 N/A
RCT-18                     RIADB910 Income-Other Fid/Related                                         N/A


                                      -20-

RCT-19                     RIAD4070 Income-Total Gross Fid/Related                                   N/A
RCT-20                     RIAD4130 Income-Less:Expenses                                             N/A
RCT-21                     RIADA488 Income-Less:Net losses from Fid/Related                          N/A
RCT-22                     RIADB911 Income-Plus:Intracompany Inc Credits                             N/A
RCT-23                     RIADA491 Income-Net Fiduciary/Related Inc                                 N/A
RCT-M.1.a                  RCONB913 Memo-Mngd Assets:Non-Int Bearing Dep                             N/A
RCT-M.1.b                  RCONB914 Memo-Mngd Assets:Int-Bearing Deposits                            N/A
RCT-M.1.c                  RCONB915 Memo-Mngd Asets:Treas/Gov (US) Oblig                             N/A
RCT-M.1.d                  RCONB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig                            N/A
RCT-M.1.e                  RCONB917 Memo-Mngd Assets:Money Mkt Mutual Funds                          N/A
RCT-M.1.f                  RCONB918 Memo-Mngd Assets:Other short-term oblig                          N/A
RCT-M.1.g                  RCONB919 Memo-Mngd Assets:Other notes/bonds                               N/A
RCT-M.1.h                  RCONB920 Memo-Mngd Assets:Common/Preferred Stock                          N/A
RCT-M.1.i                  RCONB921 Memo-Mngd Assets:Real Estate Mortgages                           N/A
RCT-M.1.j                  RCONB922 Memo-Mngd Assets:Real Estate                                     N/A
RCT-M.1.k                  RCONB923 Memo-Mngd Assets:Miscellaneous Assets                            N/A
RCT-M.1.l                  RCONB868 Memo-Mngd Assets:Total Mngd Assets held                          N/A
RCT-M.2.a(a)               RCONB927 Corp Trust-Corp/Muni:# of Issues                                 N/A
RCT-M.2.a(b)               RCONB928 Corp Trust-Corp/Muni:Prncpl Amt                                  N/A
RCT-M.2.b                  RCONB929 Corp Trust - xfer agent:# of Issues                              N/A
RCT-M.3.a(a)               RCONB931 Memo-Collective,Dom Equity:# of Funds                            N/A
RCT-M.3.a(b)               RCONB932 Memo-Collective,Dom Equity:Mkt Value                             N/A
RCT-M.3.b(a)               RCONB933 Memo-Collective,Inter/Global:# of Funds                          N/A
RCT-M.3.b(b)               RCONB934 Memo-Collective,Inter/Global:Mkt Value                           N/A
RCT-M.3.c(a)               RCONB935 Memo-Collective,Stock/Bond:# of Funds                            N/A
RCT-M.3.c(b)               RCONB936 Memo-Collective,Stock/Bond:Mkt Value                             N/A
RCT-M.3.d(a)               RCONB937 Memo-Collective,Taxable Bond:# of Funds                          N/A
RCT-M.3.d(b)               RCONB938 Memo-Collective,Taxable Bond:Mkt Value                           N/A
RCT-M.3.e(a)               RCONB939 Memo-Collective,Muni Bond:# of Funds                             N/A
RCT-M.3.e(b)               RCONB940 Memo-Collective,Muni Bond:Mkt Value                              N/A
RCT-M.3.f(a)               RCONB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds                         N/A
RCT-M.3.f(b)               RCONB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value                         N/A
RCT-M.3.g(a)               RCONB943 Memo-Collective,Special/Other:# of Funds                         N/A
RCT-M.3.g(b)               RCONB944 Memo-Collective,Special/Other:Mkt Value                          N/A
RCT-M.3.h(a)               RCONB945 Memo-Collective,Total Collect:# of Funds                         N/A
RCT-M.3.h(b)               RCONB946 Memo-Collective,Total Collect:Mkt Value                          N/A
RCT-M.4.a(a)               RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts                            N/A
RCT-M.4.a(b)               RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts                         N/A
RCT-M.4.a(c)               RIADB949 Memo-Fid/Other,Prsnl:Recoveries                                  N/A
RCT-M.4.b(a)               RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts                           N/A
RCT-M.4.b(b)               RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts                          N/A
RCT-M.4.b(c)               RIADB952 Memo-Fid/Other,Ret:Recoveries                                    N/A
RCT-M.4.c(a)               RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts                            N/A
RCT-M.4.c(b)               RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts                         N/A
RCT-M.4.c(c)               RIADB955 Memo-Fid/Other,Invst:Recoveries                                  N/A
RCT-M.4.d(a)               RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd                              N/A
RCT-M.4.d(b)               RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd                          N/A
RCT-M.4.d(c)               RIADB958 Memo-Fid/Other,Other Fid:Recoveries                              N/A
RCT-M.4.e(a)               RIADB959 Memo-Fid/Other,Total Fid:Gross Mngd                              N/A
RCT-M.4.e(b)               RIADB960 Memo-Fid/Other,Total Fid:Gross Non-Mngd                          N/A
RCT-M.4.e(c)               RIADB961 Memo-Fid/Other,Total Fid:Recoveries                              N/A


                                      -21-

RC-Narrative               RCON6979 X/Y - Comment/No Comment                                         X
RC(LOANS)-a                RCON3561 Number Of Loans To Executive Officers                            0
RC(LOANS)-b                RCON3562 Amount Of Loans To Executive Officers                            0
RC(LOANS)-c(a)             RCON7701 Start Rate (####.##%) Loans To Execs.                            0.00%
RC(LOANS)-c(b)             RCON7702 Top Rate (####.##%) Loans To Execs.                              0.00%
RCR-50.pct                 RCONDPSC Credit Conversion Factor                                         12.5%


                                      -22-